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                        VAN KAMPEN LIMITED DURATION FUND
                          ITEM 77(O) 10F-3 TRANSACTIONS
                        JULY 1, 2009 -- DECEMBER 31, 2009

                                                                  Amount of     % of     % of
                                       Offering       Total        Shares     Offering   Funds
    Security      Purchase/   Size of  Price of     Amount of     Purchased  Purchased   Total
   Purchased     Trade Date  Offering   Shares      Offering       By Fund    By Fund   Assets       Brokers        Purchased From
---------------  ----------  --------  --------  --------------  ----------  ---------  ------   ---------------  ------------------
    Harley-        07/07/09      -      $100.00  $  210,000,000  $1,350,000    0.643%     1.20%  Citigroup        JP Morgan
   Davidson                                                                                      Global
   Motorcycle                                                                                    Markets Inc.,
    2.00%                                                                                        J.P. Morgan
due 7/15/2012                                                                                    Securities
                                                                                                 Inc., RBS
                                                                                                 Securities
                                                                                                 Inc., Morgan
                                                                                                 Stanley & Co.
                                                                                                 Incorporated,
                                                                                                 Wells Fargo
                                                                                                 Securities,
                                                                                                 LLC

  First Energy     08/04/09      -      $ 99.96  $  400,000,000  $  540,000    0.135%     0.46%  Morgan           Barclays Capital
Solutions Corp.                                                                                  Stanley & Co.
  4.800% due                                                                                     Incorporated,
   2/15/2015                                                                                     Barclays
                                                                                                 Capital Inc.,
                                                                                                 Credit Suisse
                                                                                                 Securities
                                                                                                 (USA) LLC,
                                                                                                 RBS
                                                                                                 Securities
                                                                                                 Inc., KeyBanc
                                                                                                 Capital
                                                                                                 Markets Inc.,
                                                                                                 SunTrust
                                                                                                 Robinson
                                                                                                 Humphrey,
                                                                                                 Inc., U.S.
                                                                                                 Bancorp
                                                                                                 Investments,
                                                                                                 Inc., The
                                                                                                 Williams
                                                                                                 Capital
                                                                                                 Group, L.P.

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
The Royal Bank     08/18/09      -      $ 99.70  $2,000,000,000  $  470,000    0.024%     0.40%  RBS              Greenwich
of Scotland PLC                                                                                  Securities       Capital
  4.875% due                                                                                     Inc., Banc of
   8/25/2014                                                                                     America
                                                                                                 Securities
                                                                                                 LLC, Deutsche
                                                                                                 Bank
                                                                                                 Securities,
                                                                                                 Morgan
                                                                                                 Stanley & Co.
                                                                                                 Incorporated,
                                                                                                 J.P. Morgan
                                                                                                 Securities
                                                                                                 Inc.,
                                                                                                 Citigroup
                                                                                                 Global
                                                                                                 Markets Inc.,
                                                                                                 Goldman,
                                                                                                 Sachs & Co.,
                                                                                                 Wachovia
                                                                                                 Securities

    Svenska        09/09/09      -      $ 99.88  $1,500,000,000  $  340,000    0.023%     0.29%  Citigroup        Goldman Sachs
Handelsbanken                                                                                    Global
 AB 2.875% due                                                                                   Markets Inc.,
  9/14/2012                                                                                      Goldman,
                                                                                                 Sachs & Co.,
                                                                                                 Morgan
                                                                                                 Stanley & Co.
                                                                                                 Incorporated

  Prudential       09/10/09      -      $ 99.98  $  600,000,000  $  485,000    0.081%     0.41%  Barclays         Barclays Capital
Financial Inc.                                                                                   Capital Inc.,
  3.625% due                                                                                     BofA Merrill
   9/17/2012                                                                                     Lynch, Morgan
                                                                                                 Stanley & Co.
                                                                                                 Incorporated,

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
                                                                                                 BNP Paribas
                                                                                                 Securities
                                                                                                 Corp., HSBC
                                                                                                 Securities
                                                                                                 (USA) LLC,
                                                                                                 Daiwa
                                                                                                 Securities
                                                                                                 America Inc.,
                                                                                                 RBS
                                                                                                 Securities
                                                                                                 Inc., Loop
                                                                                                 Capital
                                                                                                 Markets LLC,
                                                                                                 Ramirez &
                                                                                                 Co., Inc.,
                                                                                                 Siebert
                                                                                                 Capital
                                                                                                 Markets, The
                                                                                                 Williams
                                                                                                 Capital
                                                                                                 Group, L.P.

Harley Davidson    10/01/09      -      $ 99.98  $  214,000,000  $  550,000    0.257%     0.46%  RBS              Greenwich
   Motorcycle                                                                                    Securities       Capital
     1.740%                                                                                      Inc., BNP
 due 9/15/2013                                                                                   Paribas
                                                                                                 Securities
                                                                                                 Corp.,
                                                                                                 Citigroup
                                                                                                 Global
                                                                                                 Markets Inc.,
                                                                                                 J.P. Morgan
                                                                                                 Securities
                                                                                                 Inc.,
                                                                                                 Deutsche Bank
                                                                                                 Securities
                                                                                                 Inc., Morgan
                                                                                                 Stanley & Co.
                                                                                                 Incorporated

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
 Amphenol Corp     10/29/09      -      $ 99.81  $  600,000,000  $  100,000    0.017%     0.09%  Banc of          Banc of America
  4.750% due                                                                                     America
  11/15/2014                                                                                     Securities
                                                                                                 LLC, J.P.
                                                                                                 Morgan
                                                                                                 Securities
                                                                                                 Inc.,
                                                                                                 Deutsche Bank
                                                                                                 Securities
                                                                                                 Inc., Wells
                                                                                                 Fargo
                                                                                                 Securities,
                                                                                                 LLC,
                                                                                                 Mitsubishi
                                                                                                 UFJ
                                                                                                 Securities
                                                                                                 (USA), Inc.,
                                                                                                 Mizuho
                                                                                                 Securities
                                                                                                 USA Inc., RBS
                                                                                                 Securities
                                                                                                 Inc., TD
                                                                                                 Securities
                                                                                                 (USA) LLC

  Ford Credit      11/18/09      -      $ 99.98  $  391,000,000  $1,000,000    0.166%     0.88%  Barclays         JP Morgan
  Auto Owner                                                                                     Capital Inc.,
  Trust 2009                                                                                     J.P. Morgan
  A3 1.510 due                                                                                   Securities
   1/15/2014                                                                                     Inc., Morgan
                                                                                                 Stanley & Co.
                                                                                                 Incorporated,
                                                                                                 Credit Suisse
                                                                                                 Securities
                                                                                                 (USA) LLC,
                                                                                                 HSBC
                                                                                                 Securities
                                                                                                 (USA) LLC